UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) - April 21, 2004

NETSOLVE, INCORPORATED

(Exact name of Registrant as Specified in Charter)

Delaware	0-24983	75-2094811-2
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9500 Amberglen Boulevard

Austin, Texas 78729

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code - (512) 340-3000

Item 7. Exhibits.

(c)	Exhibits.

Exhibit	Description
99	Registrant’s Press Release, dated April 21, 2004.

Item 12. Results of Operations and Financial Condition.

The Registrant’s press release, dated April 21, 2004, regarding its 2004 fiscal year-end and fourth quarter results of operations and financial condition, is attached hereto as Exhibit 99 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSOLVE, INCORPORATED

Date: April 21, 2004	By:	/s/ Kenneth C. Kieley
Kenneth C. Kieley
Vice President-Finance,
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description
99	Registrant’s Press Release, dated April 21, 2004